Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders GSR III Acquisition Corp.

Opinion on the financial statement

We have audited the accompanying balance sheet of GSR III Acquisition Corp. (a Cayman Islands corporation) (the “Company”) as of November 8, 2024, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of November 8, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Company’s auditor since 2024.

Tulsa, Oklahoma
November 15, 2024

GSR III ACQUISITION CORP.
BALANCE SHEET

November 8, 2024

Assets
Current Assets:
Cash	$1,974,498

Non-Current Assets
Cash held in Trust Account	230,000,000
TOTAL ASSETS	$231,974,498

Liabilities and Shareholders' Deficit
Current Liabilities
Accrued Expenses	$64,285

Long Term Liabilities
Deferred underwriting commissions	9,200,000
TOTAL LIABILITIES	$9,264,285

Commitments and Contingencies (Note 6)

Class A ordinary shares, $0.0001 par value; 23,000,000 shares subject to possible redemption at $10 per share	230,000,000

Shareholders' Deficit
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 422,500 shares issued and outstanding (excluding 23,000,000 shares subject to possible redemption)	42
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 5,750,000 shares issued and outstanding	575
Additional paid in capital	-
Private placement unit receivable	(185,000)
Accumulated deficit	(7,105,404)
TOTAL SHAREHOLDERS' DEFICIT	(7,289,787)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$231,974,498

The accompanying notes are an integral part of the financial statement.

GSR III ACQUISITION CORP.
AS OF NOVEMBER 8, 2024
NOTES TO FINANCIAL STATEMENT

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

GSR III Acquisition Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on May 10, 2023. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities that the Company has not yet identified (“Business Combination”).

As of November 8, 2024, the Company had not yet commenced operations. All activity for the period from May 10, 2023 (inception) through November 8, 2024 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company expects to generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on November 7, 2024. On November 8, 2024, the Company consummated the Initial Public Offering of 23,000,000 units including 3,000,000 additional public units as the underwriters ‘over-allotment option was exercised in full (the “Units” and, with respect to the shares of Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $230,000,000 (see Note 3).

Simultaneously with the consummation of the Initial Public Offering and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 422,500 units including 7,500 additional private placement units as the underwriters ‘over-allotment option was exercised in full (the “Initial Private Placement Units”) to the Sponsor, at a price of $10.00 per Private Placement Unit, generating total proceeds of $4,225,000, which is described in Note 4. Out of the aggregate amount of $4,225,000, the amount of $4,040,000 from the sale of the Private Placement Units are added to the net proceeds from the Initial Public Offering held in the Trust Account and the balance of $185,000 is receivable from the Sponsors, which is presented as an increase to stockholders’ deficit. The proceeds received from the sale of the Private Placement Units held in the Trust Account was used partially to pay some general and administrative expenses.

Transaction costs amounted to $10,951,368, consisting of $975,000 of cash underwriting fees, $9,200,000 of deferred underwriting fees which will be paid on the consummation of initial business combination, and $776,368 of other offering costs.

Upon the closing of the Initial Public Offering and the Private Placement, $230,000,000 ($10 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement were placed in a trust account (“Trust Account”) with Continental Stock Transfer & Trust Company acting as trustee and invested only in in either (i) U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, (ii) as uninvested cash, or (iii) an interest or non-interest bearing bank demand deposit account or other accounts at a bank. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend amended and restated memorandum and articles of association (A) to modify the substance or timing of obligation to offer redemption rights in connection with any proposed initial business combination or certain amendments to amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if initial business combination is not completed within the completion window; or (B) with respect to any other material provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the completion window, from the closing of Initial Public Offering, return of the funds held in the trust account to public shareholders as part of redemption of the public shares.

The Nasdaq listing rules require that initial business combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account). Management may, however, structure an initial business combination such that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but will only complete such business combination if the post-transaction company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Company is required to provide its Class A ordinary shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer.

All of the Class A ordinary shares sold as part of the units in this offering contain a redemption feature which allows for the redemption of such public shares in connection with liquidation, if there is a shareholder vote or tender offer in connection with initial business combination and in connection with certain amendments to second amended and restated memorandum and articles of association. In accordance with SEC guidance on redeemable equity instruments, redemption provisions not solely within the control of a company require ordinary shares subject to redemption to be classified outside of permanent equity. Accordingly, all of the Public Shares were presented as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. Given that the Class A ordinary shares sold as part of the units in the offering were issued with other freestanding instruments, the initial carrying value of Class A ordinary shares classified as temporary equity were the allocated proceeds determined in accordance with ASC 470-20. The accretion or remeasurement is recognized as a reduction to retained earnings, or in absence of retained earnings, additional paid-in capital. Accretion associated with the redeemable Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value.

Each public shareholder may elect to redeem their public shares without voting and, if they do vote, irrespective of whether they vote for or against the proposed transaction. In addition, initial shareholders, directors and officers have entered into a letter agreement, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares held by them in connection with the completion of a business combination.

Notwithstanding the foregoing, the Company’s Second Amended and Restated Memorandum and Articles of Association provides that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.

If the Company is unable to complete an initial business combination within the 18 or 21-month period, it may seek an amendment to amended and restated memorandum and articles of association to extend the period of time to complete an initial business combination beyond 21 months. The Company’s amended and restated memorandum and articles of association requires at least a special resolution of shareholders as a matter of Cayman Islands law, meaning that such an amendment be approved by at least two-thirds of ordinary shares who, being entitled to do so, attend and vote (either in person or by proxy) at a general meeting of the company. If the Company seeks shareholder approval to extend beyond the 21-month period in which to complete an initial business combination to a later date, The Company is required to offer public shareholders the right to have their public ordinary shares redeemed for a pro rata share of the aggregate amount then on deposit in the trust account, including interest (less permitted withdrawals and up to $100,000 of interest to pay dissolution expenses). There are no limitations to the number of times that the Company may seek shareholder approval or that shareholders may approve to extend beyond the 21-month period in which to complete a business combination at a later date. If the initial business combination is not completed in the period provided, the membership interests of GSR Sponsor become worthless.

Liquidity and Capital Resources

At November 8, 2024, the Company had approximately $1,974,498 in its operating bank account and a working capital surplus of $1,910,213. The Company expects to incur significant costs to operate as a publicly traded company, to evaluate business opportunities, and to close on a business combination.  Such costs will be incurred prior to generating any operating revenues.  Based on management’s current cash flow forecast, management expects the Company will have sufficient liquidity to fund the Company’s operations for a period beyond twelve months from the date the accompanying financial statement is issued. Consequently, management determined substantial doubt about the Company’s ability to continue as a going concern is not present.

Risks and Uncertainties

Management continues to evaluate the impact of significant global events such as the Russia/Ukraine and Israel/Palestine conflicts, on the industry and has concluded that while it is reasonably possible that these could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $1,974,498 in cash and no cash equivalents of as of November 8, 2024.

Cash Held in Trust Account

On November 8, 2024, the Company had $230,000,000 in cash held in the Trust Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Deferred Offering Costs

Deferred offering costs consist of legal, administrative, and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Offering cost is allocated to Public and Private Rights issued in the Initial Public Offering on residual value basis, compared to total proceeds received. Offering costs associated with the Class A ordinary shares are charged against the carrying value of Class A ordinary shares subject to possible redemption upon the completion of the Initial Public offering.

Income Taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of November 8, 2024. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. There is currently no taxation imposed on income by the government of the Cayman Islands. In accordance with Cayman Islands federal income tax regulations, income taxes are not levied on the Company. Consequently, no deferred tax assets or liabilities relating to income taxes are reflected in the Company’s balance sheet.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Class A Redeemable Share Classification

The public shares contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies public shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, on November 8, 2024, Class A ordinary shares subject to possible redemption is presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 23,000,000 Units (including underwriters’ over-allotment exercise of 3,000,000 Units) at a purchase price of $10.00 per Unit, generating gross proceeds of $230,000,000 to the Company which was placed in the Trust Account. Each Unit consists of one Class A ordinary share and one-seventh of one public right (the “Public Right”). Each whole right entitles the holder thereof to purchase one Class A ordinary share at a price of $10.00 per share. No fractional rights will be issued upon separation of the Units and only whole rights will trade. The underwriters have exercised their over-allotment option on consummation of the Initial Public offering to purchase 3,000,000 additional units to cover over-allotments.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the consummation of the Initial Public Offering and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 422,500 units (including underwriters’ over-allotment exercise of 7,500 Units at a price of $10.00 per Private Placement Unit), generating total proceeds of $4,225,000. Each Private Placement Unit entitles the holder thereof to one Class A ordinary share and one-seventh of one private right (“Private Placement Rights”) to purchase one Class A ordinary share at $10.00 per share.

The private placement units have terms and provisions that are identical to the units sold as part of the Initial Public Offering. The private placement units (including any private placement shares, any private placement rights and any Class A ordinary shares underlying the private placement rights) are not be transferable, assignable or saleable until 30 days after the completion of initial business combination except pursuant to limited exceptions.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On May 30, 2023, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 5,750,000 Class B ordinary shares of the Company (after giving effect to a share surrender effected on June 5, 2024). The initial shareholders have not forfeited Founder Shares as the over-allotment option was exercised in full by the underwriter. The Founder Shares represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering.

Related Party Administrative Services Agreement

The Company have entered into an agreement, commencing on the effective date of the Initial Public Offering through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay the Sponsor a total of up to $55,556 per month for office space and administrative and support services.

Related Party Promissory Note

During June 2024, the Sponsor agreed to loan the Company up to $300,000 pursuant to a promissory note (the “Note”). The Note was non-interest bearing, unsecured and became due on November 8, 2024 upon the closing of the Initial Public Offering. The Company repaid the Note from the proceeds of the Initial Public Offering placed in the Trust Account. As of November 8, 2024 the Company had no outstanding balances under the Note.

NOTE 6: COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the (i) Founder Shares, which were issued in a private placement prior to the closing of the Initial Public Offering, (ii) Private Placement Units (including private placement unit and private placement rights), which were issued in a private placement simultaneously with the closing of the Initial Public Offering and the Class A ordinary shares underlying such Private Placement Units, and (iii) Private Placement Units and the Class A ordinary shares underlying such Private Placement Units that may be issued upon conversion of any Sponsor funded, have registration rights to require the Company to register a sale of any of securities held by holders of the securities pursuant to a registration rights agreement that was signed prior to the effective date of the Initial Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of initial business combination and rights to require to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company is not be required to effect or permit any registration or cause any registration statement to become effective until termination of the applicable lock-up period.

NOTE 7: SHAREHOLDERS’ EQUITY

Preferred Shares — The Company is authorized to issue 1,000,000 preferred shares, $0.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of November 8, 2024, there were no preferred shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary shares with $0.0001 par value. As of November 8, 2024, there were 422,500 Class A ordinary shares issued or outstanding, excluding 23,000,000 Class A ordinary shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with $0.0001 par value. As of November 8, 2024, an aggregate of 5,750,000 Class B ordinary shares issued and outstanding.

Holders of the Class B ordinary shares have the right to appoint all the Company’s directors prior to an initial Business Combination. On any other matter submitted to a vote of the Company’s shareholders, holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class, except as required by law or share exchange rule; provided, that the holders of Class B ordinary shares are be entitled to vote as a separate class to increase the authorized number of Class B ordinary shares. Each share of ordinary share has one vote on all such matters.

The Class B ordinary shares automatically convert into Class A ordinary shares at the time of the initial Business Combination at a ratio such that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares, will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of shares issued in the Initial Public Offering, including shares issued in connection with the underwriter exercise of their option to purchase additional Units, plus (ii) the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities (as defined herein) or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement rights issued to the Sponsor, its affiliates or any member of the management team upon conversion of any funded by the Company’s Sponsor.

Rights

The gross proceeds of the initial public offerings were allocated to the rights based on relative value. Approximately $4,225,000 was recorded in shareholders‘ equity related to the rights at November 8, 2024. The rights are not remeasured to fair value on a recurring basis.

As of November 8, 2024, there were 3,285,714 public rights and 60,357 private rights include in the Placement Units outstanding. Each holder of one right will receive one Class A ordinary share upon consummation of the initial business combination, whether or not the Company will be the surviving entity, even if the holder of a public right converted all Class A ordinary shares held by them or it in connection with the initial business combination or an amendment to the Company’s memorandum and articles of association with respect to Company’s pre-business combination activities. In the event the Company will not be the survivor upon completion of the initial business combination, each holder of rights will be required to affirmatively convert their rights in order to receive the Class A ordinary shares underlying the rights (without paying any additional consideration) upon consummation of the business combination. The Company will not issue fractional Class A ordinary shares in connection with an exchange of rights. No fractional shares will be issued upon exchange of rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a business combination. If the Company is unable to complete an initial Business Combination within the required time period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial Business Combination. Accordingly, the rights may expire worthless.

NOTE 8: SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.